Global Bond Index Portfolio
Schedule of Investments (unaudited)
As of September 30, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Fund (70.0%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	26,485,141	323,913
International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	6,093,115	138,801
Total Investment Companies (Cost $462,577)		462,714
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.068% (Cost $195)	1,946	195
Total Investments (100.0%) (Cost $462,772)		462,909
Other Assets and Liabilities—Net (0.0%)		(144)
Net Assets (100%)		462,765
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	323	NA1	NA1	—	—	—	—	195
Vanguard Total International Bond Index Fund	131,333	18,824	7,765	376	(3,967)	830	—	138,801
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	306,684	46,318	14,937	961	(15,113)	6,449	2,586	323,913
Total	438,340	65,142	22,702	1,337	(19,080)	7,279	2,586	462,909
1	Not applicable—purchases and sales are for temporary cash investment purposes.